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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 17, 2005

                         JONES LANG LASALLE INCORPORATED
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             (Exact name of registrant as specified in its charter)

          Maryland                      001-13145                36-4150422
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(State or other jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

       200 East Randolph Drive, Chicago, IL                        60601
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     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (312) 782-5800

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under Securities
     Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS:  DECLARATION OF SEMI-ANNUAL DIVIDEND

     On August 17, 2005, Jones Lang LaSalle Incorporated issued a press release announcing that its Board of Directors had authorized a semi-annual cash dividend of $0.25 per share of its Common Stock. The full text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

     The following exhibit is included with this Report:

     99.1. Press release issued by Jones Lang LaSalle Incorporated on August 17, 2005 announcing the declaration of a semi-annual dividend of $0.25 per share of Common Stock.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2005                       JONES LANG LASALLE INCORPORATED


                                             By:    /s/ Lauralee E. Martin
                                                    ----------------------------
                                             Name:  Lauralee E. Martin


                                             Title: Executive Vice President and
                                                    Chief Operating and
                                                    Financial Officer

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                                  EXHIBIT INDEX
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Exhibit 99.1    Press Release Dated August 17, 2005